NYLIM Active ETF Trust 485BXT

Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jack R. Benintende and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM ETF Trust and NYLIM Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall take effect on August 28, 2026 and at such time shall supersede any Power of Attorney previously granted by the undersigned with respect to the matters addressed herein.

/s/ Lofton Holder

Lofton Holder, Trustee

June 18, 2026

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jack R. Benintende and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM ETF Trust and NYLIM Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall take effect on August 28, 2026 and at such time shall supersede any Power of Attorney previously granted by the undersigned with respect to the matters addressed herein.

/s/ Michelle A. Kinch

Michelle A. Kinch, Trustee

June 18, 2026

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jack R. Benintende and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM ETF Trust and NYLIM Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall take effect on August 28, 2026 and at such time shall supersede any Power of Attorney previously granted by the undersigned with respect to the matters addressed herein.

/s/ Kirk C. Lehneis

Kirk C. Lehneis, Trustee

June 18, 2026

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jack R. Benintende and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM ETF Trust and NYLIM ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall take effect on August 28, 2026 and at such time shall supersede any Power of Attorney previously granted by the undersigned with respect to the matters addressed herein.

/s/ Michael A. Pignataro

Michael A. Pignataro, Trustee

June 18, 2026

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jack R. Benintende and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to NYLIM ETF Trust and NYLIM Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall take effect on August 28, 2026 and at such time shall supersede any Power of Attorney previously granted by the undersigned with respect to the matters addressed herein.

/s/ Paul D. Schaeffer

Paul D. Schaeffer, Trustee

June 18, 2026